Property, Equipment and Software, net (Tables)	12 Months Ended
Dec. 31, 2022
Property, Equipment and Software, net
Summary of property, equipment and software, net

	As of December 31,
	2021	2022
	US$	US$
Cost:
Leasehold improvements	3,092	3,389
Computers and electronic equipment	8,539	7,513
Office equipment	437	229
Software	612	726
Construction in progress	—	59
Total cost	12,680	11,916
Less: Accumulated depreciation and amortization	(5,875)	(8,089)
Total property, equipment and software, net	6,805	3,827